[Logo] M F S (R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                               [Graphic Omitted]


                    MFS(R) MUNICIPAL
                    BOND FUND
                    ANNUAL REPORT o AUGUST 31, 1999

              ----------------------------------------------------
              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 34)
              ----------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 21
Notes to Financial Statements ............................................. 26
Independent Auditors' Report .............................................. 31
MFS' Year 2000 Readiness Disclosure ....................................... 33
Trustees and Officers ..................................................... 37

       MFS ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE


--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The current investment and economic environment bears little resemblance to last year's. One year ago, global economies were floundering, and the crisis in Asia threatened an already weak U.S. economy. Corporate earnings were flat, and economists used the word "deflation" for the first time in recent memory. Entering 1999, expectations for corporate earnings growth were lowered dramatically. In an attempt to foster U.S. growth, the Federal Reserve Board (the Fed) lowered interest rates.

As a result, this year the U.S. economy is booming and unemployment is low. Many corporations are focused on improving their profitability, and investors have been rewarded with positive surprises across a variety of industries. Our analysts predict that corporate earnings growth for 1999 will average 12% - 15%.

Global economies also are showing signs of strength, and the Asian crisis has passed. In fact, Japan's economic woes seem to have reached bottom. Although the process is in its infancy, some Japanese corporations not only are talking about restructuring and cost cutting, they also are beginning to take action, looking within to become more competitive and improve returns on equity. While still lagging the United States, Europe is beginning to restructure and consolidate. These signs of international growth have contributed to concerns that the U.S. economy now may be too strong. In June, and again in August, the Fed raised rates by one-quarter of a percentage point to help ward off the specter of inflation.

After an unprecedented four years of 20% annual returns in the U.S. equity market, we fear that many investors have become accustomed to high returns and have lost sight of the risks they take on to achieve them. In the current market many investors are taking on additional risk - whether through day trading or investing in speculative Internet stocks.

Risks are as much a part of the market today as they were one year ago. We believe the market remains overvalued, with stocks priced 30% above our analysts' earnings projections. And market narrowness has not abated; the top 25 stocks in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, are still the most overvalued. Such extreme overvaluation makes the stock market sensitive to interest-rate news and any negative earnings surprises. The Year 2000 (Y2K) computer problem is another factor causing investor concern. While we believe corporate America is well prepared to address any Y2K situations that may arise at year-end, no one can predict investor behavior. In our opinion, it is investor behavior that has the greatest potential to create market volatility.

We believe the best way to address Y2K and other market risks is through our continuing commitment to MFS Original Research(R) and our fundamental investment tenet of long-term investing. Whether markets are up or down, MFS analysts focus on analyzing industries and visiting companies to determine the long-term winners and the prices that will make them attractive opportunities. Because all companies will not benefit equally from the improving international environment, bottom-up research remains critical to identifying those that we believe are successfully restructuring, consolidating, and gaining market share.

Changes in market and economic conditions can't be predicted but should always be expected. The changes we have seen over the past year only reinforce our commitment to long-term planning and investing. We believe volatility helps to create opportunity for long-term investors to buy solid companies at attractive prices. For this reason, we are continuing to expand our domestic and international capabilities to ensure that MFS has primary, in-house research on companies worldwide. We believe that we have built the right investment team, backed by MFS Original Research, to take advantage of those opportunities for our shareholders.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Geoffrey L. Schechter]
     Geoffrey L. Schechter

For the 12 months ended August 31, 1999, Class A shares of the Fund provided a total return of -1.08% and Class B shares -1.87%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 0.50% return over the same period for the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of investment-grade bonds, and to a -1.63% return for the average municipal bond fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

Q. WHAT ROLE DID THE OVERALL ECONOMY PLAY IN THE PORTFOLIO'S UNDERPERFORMANCE OVER THE PAST YEAR?

A. Over the past year, the Federal Reserve Board (the Fed) has both lowered and raised short-term rates, but the economy has remained consistently strong. The yield on the 30-year municipal general obligation bond began the year at 4.86% and ended at 5.52%, lowering bond prices and negatively affecting the Fund's performance. Back in August 1998, Asia was in crisis, Russia defaulted, and investors fled to the safety of U.S. government bonds. These factors continued to drive yields to their lowest levels of the year. Concerned then that the crisis could spread to the U.S. economy, one of our first actions was to reduce our exposure to New York City and state obligations, believing that Wall Street would be the first to feel what looked like a global crisis. The economy has proven more resilient. Economic growth remains strong, unemployment remains low, and global growth has turned upward. Investors are now concerned that continued economic growth will lead to an increase in inflation. This has led the Fed to raise interest rates. Municipal bond interest rates went up 60 to 70 basis points (0.60% to 0.70%), hurting the longer-duration bonds that typify our portfolio. The Lehman Index, on the other hand, includes a broader mix of short- and long-term bonds.

Q. WERE THERE PARTICULAR BOND ISSUES THAT PERFORMED POORLY?

A. In terms of sectors, the only significant source of underperformance was health care, hospitals in particular. Cuts in Medicaid and health insurance reimbursement rates have hit hospital earnings hard, with metropolitan hospitals suffering the most. We had about the same weighting of health care bonds as the Lehman Index did -- between 3% and 5%. On the other hand, we are benefiting by having a smaller health care weighting than Lipper's average municipal bond fund.

Q. WHICH ISSUES HELPED PERFORMANCE?

A. Short-maturity bonds outperformed over the period. With yields higher across the maturity spectrum year over year, these bonds experienced smaller price declines than long-maturity bonds.

Q. WHAT SECTORS DID YOU FAVOR DURING THE PERIOD?

A. We have been accumulating housing bonds, which now represent about 6% of the Fund's assets. These bonds generally have low volatility and provide incremental yield over similarly rated securities in other sectors, but they present minimal credit risk. They are issued by housing agencies that provide below-market-rate mortgages to people in targeted income brackets. The mortgages are often secured by Ginnie Mae (Government National Mortgage Association), Fannie Mae (Federal National Mortgage Association), or Freddie Mac (Federal Home Loan Mortgage Corporation), although they're still tax exempt. Another sector we like is utilities, and although some investors are cautious about the sector, we believe it is an area in which deregulation has spurred competition and represents value. At the end of the period, about 17% of the Fund was invested in the utilities sector.

Q. WERE THERE ANY SHIFTS IN CREDIT QUALITY?

A. We have continued to upgrade the credit quality of the Fund during the past 12 months. Today the portfolio is almost 80% "AA" or higher, a 9% increase over last year. The yield difference between an "AAA"-rated and a "BBB"-rated general obligation bond has been extremely narrow. However, over the past year, this difference has widened by 15 basis points (0.15%). We believe that these spreads, although wider this year than last, do not represent value. We prefer to give up a small amount of yield to upgrade the credit quality of the portfolio.

Q. HOW DOES THE SUPPLY OF MUNICIPALS THIS YEAR COMPARE WITH LAST YEAR, AND WHAT EFFECT HAS IT HAD ON THE PORTFOLIO?

A. The supply is down 24% through the first eight months of 1999 compared to the same period in 1998. This reflects the higher absolute rates during 1999 and the inability of municipalities to refinance outstanding high-cost debt with new low-cost debt. The reduction in the new issuance has resulted in the yield on municipal bonds declining modestly relative to U.S. Treasury bonds. This ratio was 95% at the beginning of 1999 and declined to 92% at the end of the period. We feel these yield ratios remain very attractive.

/s/ Geoffrey L. Schechter

    Geoffrey L. Schechter
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

GEOFFREY L. SCHECHTER IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS MUNICIPAL BOND FUND. HE IS ALSO A MANAGER OF THE MFS(R) SOUTH CAROLINA, NORTH CAROLINA, GEORGIA, VIRGINIA, AND WEST VIRGINIA MUNICIPAL BOND FUNDS.

MR. SCHECHTER JOINED MFS AS INVESTMENT OFFICER IN 1993 AFTER WORKING AS A MUNICIPAL CREDIT ANALYST WITH A MAJOR INSURANCE COMPANY. HE WAS NAMED PORTFOLIO MANAGER IN 1993, ASSISTANT VICE PRESIDENT IN 1994, AND VICE PRESIDENT IN 1995. MR. SCHECHTER IS A GRADUATE OF THE UNIVERSITY OF TEXAS AND HAS AN M.B.A. DEGREE FROM BOSTON UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST AND A CERTIFIED PUBLIC ACCOUNTANT.

ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:                SEEKS AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM
                          FEDERAL INCOME TAXES AS IS CONSISTENT WITH PROTECTION
                          OF SHAREHOLDERS' CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS     DECEMBER 16, 1976

CLASS INCEPTION:          CLASS A  DECEMBER 16, 1976
                          CLASS B  SEPTEMBER 7, 1993

SIZE:                     $1.5 BILLION NET ASSETS AS OF AUGUST 31, 1999

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended August 31, 1999)
[Graphic Omitted]

                    MFS Municipal    Lehman Brothers
                     Bond Fund         Municipal
                     - Class A         Bond Index
----------------------------------------------------
August, 1989         $ 9,525           $10,000
August, 1991          11,206            11,897
August, 1993          14,218            14,838
August, 1995          15,114            16,176
August, 1997          17,045            18,597
August, 1999          18,174            20,307



AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH AUGUST 31, 1999

CLASS A

                                       1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------
Cumulative Total Return                -1.08%    +14.88%    +29.03%     +90.80%
-------------------------------------------------------------------------------
Average Annual Total Return            -1.08%    + 4.73%    + 5.23%     + 6.67%
-------------------------------------------------------------------------------
SEC Results                            -5.78%    + 3.05%    + 4.21%     + 6.16%
-------------------------------------------------------------------------------

CLASS B

                                       1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------
Cumulative Total Return                -1.87%    +12.02%    +23.52%     +80.52%
-------------------------------------------------------------------------------
Average Annual Total Return            -1.87%    + 3.85%    + 4.32%     + 6.08%
-------------------------------------------------------------------------------
SEC Results                            -5.60%    + 2.96%    + 3.99%     + 6.08%
-------------------------------------------------------------------------------

COMPARATIVE INDICES

                                       1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------
Average general municipal bond fund**  -1.63%    + 5.04%    + 5.50%     + 6.72%
-------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index+  +0.50%    + 6.05%    + 6.45%     + 7.34%
-------------------------------------------------------------------------------
** Source: Lipper Analytical Services, Inc.
 + Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of A are lower than those of B, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1999

QUALITY RATINGS

"AAA"               67.0%
"AA"                11.6%
"A"                 13.1%
"BBB"                7.7%
Other                0.6%

PORTFOLIO OF INVESTMENTS -- August 31, 1999

Municipal Bonds - 98.0%
--------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                VALUE
--------------------------------------------------------------------------------------------------
General Obligation - 15.0%
  Birmingham, AL, 5.75s, 2019                                        $  1,000        $   1,019,200
  Chicago, IL, Board of Education, AMBAC, 5.4s, 2017                    3,000            2,904,630
  Chicago, IL, Board of Education, MBIA, 6.25s, 2012                    2,500            2,730,600
  Chicago, IL, Capital Appreciation, AMBAC, 0s, 2011                    5,000            2,585,250
  Chicago, IL, Capital Appreciation, AMBAC, 0s, 2012                    2,550            1,238,153
  Chicago, IL, Capital Appreciation, FGIC, 0s, 2012                    10,000            4,855,500
  Clark County, NV, School District, MBIA, 7s, 2010                     4,000            4,613,720
  Clark County, NV, School District, Series B, FGIC,
    5.5s, 2016                                                          5,000            4,950,050
  Commonwealth of Massachusetts, 6.5s, 2008                             6,300            6,948,585
  Commonwealth of Massachusetts, 5s, 2014                               5,500            5,261,465
  Commonwealth of Massachusetts, 5s, 2017                              18,940           17,620,450
  Commonwealth of Massachusetts, FGIC, 7s, 2009                         7,000            8,017,660
  Cook County, IL, MBIA, 5.625s, 2016                                   3,230            3,192,338
  Cypress-Fairbanks, TX, Independent School District,
    PSF-GTD, 5s, 2018                                                   3,500            3,225,600
  Detroit, MI, 6.25s, 2009                                              5,235            5,535,908
  Detroit/Wayne County, MI, Stadium, FGIC, 5.5s, 2017                   6,000            5,939,160
  District of Columbia, MBIA, 6.5s, 2010                                5,705            6,282,175
  Florida Board of Education, Capital Outlay,
    9.125s, 2014                                                        1,735            2,342,164
  Fort Bend, TX, Independent School District, PSF,
    5.5s, 2015                                                          3,700            3,695,264
  Grapevine-Colleyville, TX, Independent School Dist.,
    PSF, 0s, 2010                                                       5,000            2,816,500
  Highland Park Texas Independent School Dis,
    5.125s, 2016                                                        2,525            2,420,137
  Jackson MI Public Schools, FGIC, 6s, 2013                             1,500            1,575,195
  Lewisville, TX, Independent School District, PSF,
    5s, 2018                                                            8,500            7,842,100
  Manchester, NH, 5.875s, 2019                                          2,270            2,311,087
  New York City, NY, 7.5s, 2002                                        12,500           13,347,125
  New York City, NY, 7.5s, 2006                                         3,625            3,900,500
  New York City, NY, 7.65s, 2006                                          160              172,701
  New York City, NY, 7.5s, 2007                                        15,500           16,659,555
  New York City, NY, 7.7s, 2009                                            60               64,645
  New York City, NY, 5.75s, 2013                                        8,500            8,738,425
  New York City, NY, 5.75s, 2014                                        9,500            9,706,815
  New York City, NY, 5.75s, 2015                                       11,085           11,315,014
  New York City, NY, Unrefunded 1999 Series B,
    7.5s, 2008                                                          8,660            9,299,714
  Rockwall, TX, Independent School District, PSF,
    0s, 2014                                                            2,000              861,980
  San Antonio, TX, 5s, 2020,(S)(S)                                      2,990            2,656,196
  State of California, 5.5s, 2013                                       8,000            8,229,120
  State of California, 5s, 2017                                        10,000            9,397,000
  State of Florida, Broward County Expressway
    Authority, 10s, 2014                                                4,350            6,239,466
  State of Washington, 6.75s, 2010                                      3,880            4,387,116
  State of Washington, 6s, 2012                                         4,360            4,659,401
                                                                                    --------------
                                                                                    $  219,557,664
--------------------------------------------------------------------------------------------------

State and Local Appropriation - 20.5%
  California Public Works Board, Lease Rev. (California
    State University), 5.3s, 2015                                    $  6,655       $    6,526,425
  California Public Works Board, Lease Rev. (California
    State University), 5.5s, 2015                                       9,820            9,828,151
  California Public Works Board, Lease Rev. (Department
    of Corrections), AMBAC, 5.25s, 2013                                 6,795            6,826,597
  California Public Works Board, Lease Rev. (University
    of California), 5.5s, 2014                                          4,500            4,585,275
  Chicago, IL, Board of Education, MBIA, 6.25s, 2009                    5,160            5,585,236
  Chicago, IL, Board of Education, MBIA, 6.25s, 2015                   20,295           21,743,048
  Delaware Valley, PA, Regional Finance Authority,
    AMBAC, 7.147s, 2018, (++)                                          16,250           16,151,687
  Indiana St. Office Building Commission, Miami
    Correctional Phase 1 A, AMBAC, 5.5s, 2016                           4,690            4,638,082
  Indiana St. Office Building Commission, Miami
    Correctional Phase 1 A, AMBAC, 5.5s, 2017                           1,400            1,370,110
  Kansas City, MO, Municipal Assistance, MBIA,
    5.125s, 2015                                                        5,195            4,980,498
  King County, IL, Washington Lease Rev. (King Street
    Center), MBIA, 5.125s, 2017                                         6,975            6,543,805
  Los Angeles County, CA, Public Works Financing
    Authority (Multiple Capital Facilities), AMBAC,
    5.125s, 2017                                                        4,900            4,703,020
  Massachusetts Bay Transportation Authority,
    6.1s, 2013                                                         10,200           10,927,362
  Massachusetts Bay Transportation Authority,
    5.875s, 2015                                                        4,500            4,698,090
  Massachusetts Bay Transportation Authority, 7s, 2021                 10,185           11,739,536
  Massachusetts Bay Transportation Authority, FGIC,
    5s, 2023                                                           17,970           16,158,265
  Metropolitan Government of Nashville & Davidson
    County, TN, 7s, 2011                                                5,280            5,582,069
  Metropolitan Transportation Authority, NY, Commuter
    Facilities Rev., MBIA, 5.5s, 2011                                   3,430            3,522,438
  Metropolitan Transportation Authority, NY, Service
    Contract, 5.75s, 2013                                               5,600            5,759,712
  New York Dormitory Authority Rev., Mental Health
    Services Facilities, 6s, 2007                                       1,475            1,566,745
  New York Dormitory Authority Rev., Mental Health
    Services Facilities, 5.75s, 2010                                    2,000            2,077,240
  New York Dormitory Authority Rev., Mental Health
    Services Facilities, 5s, 2018                                       2,500            2,274,700
  New York Dormitory Authority Rev. (City University),
    5.75s, 2013                                                        25,150           25,867,278
  New York Dormitory Authority Rev. (City University),
    5.75s, 2013                                                         5,000            5,142,600
  New York Dormitory Authority Rev. (City University),
    AMBAC, 5.25s, 2015                                                  5,000            4,903,800
  New York Dormitory Authority Rev. (State University),
    5s, 2013                                                            3,660            3,463,751
  New York Dormitory Authority Rev. (State University),
    5.5s, 2013                                                          7,875            7,924,849
  New York Thruway Authority, Local Highway & Bridges,
    5.25s, 2013                                                         6,000            5,805,420
  New York Urban Development Corp., 5.5s, 2016                         14,690           14,731,573
  New York Urban Development Corp., Correctional
    Facilities, 5.5s, 2014                                              5,000            4,998,250
  New York Urban Development Corp., Correctional
    Facilities, FSA, 5.5s, 2014                                         4,525            4,604,459
  New York Urban Development Corp., Correctional
    Facilities, 5.375s, 2015                                           11,405           11,116,681
  Ohio St. Building Authority, State Facilities Adult
    Correctional Series A, 5.5s, 2013                                   4,000            4,044,480
  Philadelphia, PA, Municipal Authority, MBIA,
    5.4s, 2017                                                          5,000            4,888,550
  Rhode Island Convention Center Authority, MBIA,
    5.25s, 2015                                                        20,870           20,427,139
  San Bernardino, CA, Joint Powers Financing Authority
    Lease Rev. (California Dept. of Transportation),
    5.5s, 2014                                                         10,000           10,039,200
  Santa Clara County, CA, Certificates of
    Participation, AMBAC, 6.25s, 2016                                   8,210            8,607,364
  Wayne County, MI, MBIA, 5.25s, 2016                                   5,750            5,598,603
                                                                                    --------------
                                                                                    $  299,952,088
--------------------------------------------------------------------------------------------------
Refunded and Special Obligations - 13.4%
  Austin, TX, Utility Systems Rev., 10.75s 2010                      $  2,615       $    2,741,488
  Chicago, IL, Public Building Commission Mortgage
    Rev., ETM, 7.125s 2015                                              6,590            6,783,878
  Clark County, NV, School District, MBIA, 7s 2009                     10,050           10,633,905
  Commonwealth of Massachusetts, 6.875s 2010                            4,825            5,145,959
  Davenport, IA, Hospital Rev. (St. Luke's Hospital),
    AMBAC, 7.4s 2020                                                    2,715            2,850,451
  District of Columbia, MBIA, 6.5s 2010                                   295              328,037
  Florida Board of Education, Capital Outlay, ETM,
    9.125s 2014                                                           265              354,655
  Illinois Health Facilities Authority Rev.,
    Prerefunded Series A, MBIA, 5.7s, 2011                              1,495            1,603,522
  Maryland Health & Higher Education Facilities
    Authority Rev. (University of Maryland Medical
    System), FGIC, 7s 2017                                              7,945            8,498,051
  Massachusetts Health & Educational Facilities
    (University Hospital), MBIA, 7.25s 2019                             4,500            4,717,170
  Massachusetts Port Authority Rev., "C", ETM, 13s 2013                 3,500            5,481,280
  Missouri Regional Convention & Sports Complex
    Authority, 6.8s 2011                                                8,950            9,727,576
  Missouri Regional Convention & Sports Complex
    Authority, 6.9s 2021                                               21,520           23,385,569
  New York City, NY, 7.65s 2006                                         4,840            5,282,182
  New York City, NY, 7.7s 2009                                          3,940            4,304,411
  New York City, NY, 8s 2018                                            2,475            2,689,805
  New York City, NY, Prerefunded 1999 Series B,
    7.5s, 2008                                                          1,340            1,456,245
  New York Urban Development Corp., Correctional
    Facilities, 7.625s 2006                                             7,570            8,062,429
  New York Urban Development Corp., Correctional
    Facilities, 7.375s 2018                                             4,000            4,349,280
  Pennsylvania Convention Center Authority Rev., ETM,
    6.7s 2016                                                          41,195           46,753,441
  Philadelphia, PA, Municipal Authority Rev., FGIC,
    7.1s 2011                                                           6,000            6,481,560
  Philadelphia, PA, School District, MBIA, 7s 2005                      9,440           10,000,830
  Rhode Island Depositors Economic Protection Corp.,
    FSA, 5.75s 2014                                                     9,800           10,277,574
  State of Florida, Jacksonville Transportation
    Authority, ETM, 9.2s 2015                                           2,000            2,711,360
  Washington Public Power Supply System Rev. (Nuclear
    Project #2), 7.625s 2010                                           10,815           11,503,916
                                                                                    --------------
                                                                                    $  196,074,574
--------------------------------------------------------------------------------------------------
Airport and Port Revenue - 1.9%
  Connecticut Airport Rev. (Bradley International
    Airport), FGIC, 7.65s, 2012                                      $  5,000       $    5,626,500
  Greater Orlando Aviation Authority, Amt. Series A,
    FGIC 5.25s, 2010                                                    3,200            3,236,096
  Minneapolis and St. Paul Minnesota, Amt. Series B,
    FGIC, 5.625s, 2012                                                  6,365            6,471,295
  Philadelphia, PA, Parking Authority Rev., Airport,
    FSA, 5.625s, 2015                                                   3,710            3,735,933
  Port of Seattle, WA, FGIC, 5.5s, 2021                                 4,000            3,905,200
  Tucson, AZ, Airport Authority Rev., MBIA, 5.7s, 2013                  5,000            5,121,050
                                                                                    --------------
                                                                                    $   28,096,074
--------------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 18.5%
  Austin, TX, Utility Systems Rev., AMBAC,
    6.75s, 2012###                                                   $  2,500       $    2,837,675
  Beaver County, PA, Industrial Development Authority,
    Pollution Control Rev. (Ohio Edison Co.),
    4.65s, 2033                                                         8,500            8,248,995
  Georgia Municipal Electric Authority Rev., AMBAC,
    6.5s, 2017                                                          8,510            9,421,251
  Georgia Municipal Electric Authority Rev., FGIC,
    5.5s, 2020                                                          5,045            5,026,031
  Intermountain Power Agency, UT, 6.15s, 2014                          44,600           47,089,126
  Intermountain Power Agency, UT, AMBAC, 6s, 2021                       9,000            9,691,380
  Intermountain Power Agency, UT, MBIA, 6s, 2016                       10,000           10,283,200
  Intermountain Power Agency, UT, MBIA, 5s, 2019###                     9,330            8,465,296
  Long Island, NY, Power Authority Rev., FSA, 0s, 2010                 10,000            5,614,300
  Long Island, NY, Power Authority Rev., FSA, 0s, 2011                  9,600            5,059,488
  Massachusetts Municipal Wholesale Electric Co., MBIA,
    6.75s, 2017                                                         6,030            6,399,518
  Matagorda County, TX (Reliant Energy), 5.95s, 2030                    8,000            7,568,160
  McAlester, OK, Public Works Authority, Utility System
    Rev., FSA, 5.75s, 2020                                              5,900            5,822,474
  Mercer County, ND, Pollution Control Rev. (Antelope
    Valley Station), AMBAC, 7.2s, 2013                                  4,000            4,663,960
  Michigan Strategic Fund, Limited Obligation Rev.
    (Detroit Edison), MBIA, 7s, 2008                                    3,000            3,426,150
  North Carolina Eastern Municipal Power, MBIA,
    5.7s, 2013                                                          7,000            7,158,410
  North Carolina Eastern Municipal Power, MBIA,
    5.625s, 2014                                                        7,735            7,867,965
  North Carolina Eastern Municipal Power, MBIA,
    5.125s, 2017                                                       13,425           12,691,458
  North Carolina Eastern Municipal Power, MBIA,
    6.5s, 2018                                                          9,250           10,297,192
  Northern California Transmission Agency, MBIA,
    7s, 2013                                                            4,000            4,654,000
  Philadelphia, PA, Gas Works Revenue, Second Series,
    FSA, 5.5s, 2013                                                     3,000            3,013,020
  Piedmont, SC, Municipal Power Agency, FGIC,,
    6.25s 2021                                                          4,150            4,515,947
  Puerto Rico Electric Power Authority, Power Rev.,
    FSA, 5.25s, 2015                                                    5,000            4,966,800
  Puerto Rico Electric Power Authority, Power Rev.,
    FSA, 5.25s, 2016                                                    6,000            5,926,020
  Washington Public Power Supply System Rev. (Nuclear
    Project #1), MBIA, 5.75s, 2010                                     13,100           13,625,048
  Washington Public Power Supply System Rev. (Nuclear
    Project #1), MBIA, 5.75s, 2011                                      7,500            7,741,500
  Washington Public Power Supply System Rev. (Nuclear
    Project #1), FSA, 5.125s, 2014                                     12,500           11,987,875
  Washington Public Power Supply System Rev. (Nuclear
    Project #2), MBIA, 5.625s, 2010                                    10,000           10,313,100
  Washington Public Power Supply System Rev. (Nuclear
    Project #2), MBIA, 5.7s, 2012                                      15,000           15,366,750
  Washington Public Power Supply System Rev. (Nuclear
    Project #3), FGIC, 0s, 2005                                         6,895            5,212,206
  Washington Public Power Supply System Rev. (Nuclear
    Project #3), 7.125s, 2016                                           5,145            5,949,112
                                                                                    --------------
                                                                                    $  270,903,407
--------------------------------------------------------------------------------------------------
Health Care Revenue - 3.3%
  Baxter County, AR, Hospital Rev., 5.375s, 2014                     $  1,000       $      940,330
  Baxter County, AR, Hospital Rev., 5.6s, 2021                          2,000            1,847,700
  Bell County, TX, Health Facilities Development Corp.
    Rev. (Buckner Retirement Facility), 5.25s, 2019                     2,500            2,243,725
  Denver, CO, Health & Hospital Rev., 5.375s, 2028                      4,350            3,841,094
  Elkhart County, IN, Hospital Authority Rev. (Elkhart
    General Hospital), 5.25s, 2020                                      4,345            3,934,484
  Harris County Texas Health Facilities, Project Series
    A (Texas Childrens Hospital), 5.375s, 2013                          3,890            3,800,491
  Harris County Texas Health Facilities, Project Series
    A (Texas Childrens Hospital), 5.375s, 2015                          4,300            4,135,439
  Illinois Educational Facilities Authority Rev.
    (Centegra Health Systems), 5.25s, 2024                              5,500            4,852,595
  Lufkin, TX, Health Facilities Development Corp.
    (Memorial Health System of East Texas),
    6.875s, 2026                                                        1,385            1,459,014
  Marion County Florida Hospital District Revenue,
    Refunding and Improvement Health Systems Munroe
    Registered, 5.625s, 2019                                            2,610            2,507,949
  Massachusetts Health & Educational Facilities
    (Caritas Christi), 5.7s, 2015                                       2,500            2,366,900
  Michigan Hospital Finance Authority Rev. (Genesys
    Regional Medical), 5.5s, 2027                                       9,000            7,959,690
  Michigan Hospital Finance Authority Rev. (Mercy
    Health Services), 5.625s, 2016                                      8,375            8,216,294
                                                                                    --------------
                                                                                    $   48,105,705
--------------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 0.6%
  Massachusetts Development Finance Agency (Springfield
    Resources Recovery), 5.625s, 2019                                $  7,170       $    6,883,702
  Scioto County, OH (Norfolk Southern Corp.),
    5.3s, 2013                                                          2,500            2,380,650
                                                                                    --------------
                                                                                    $    9,264,352
--------------------------------------------------------------------------------------------------
Insured Health Care Revenue - 8.4%
  Albany-Dougherty County, GA, Hospital Authority Rev.
    (Phoebe Putney Memorial Hospital, Inc.), AMBAC,
    7.47s, 2013(++)                                                  $  1,550       $    1,576,660
  District of Columbia, Hospital Rev. (Medlantic
    Healthcare), MBIA, 5.25s, 2019                                      6,750            6,491,002
  Illinois Development Finance Authority Rev. (Provena
    Health), (Provena Health), MBIA, 5.75s, 2016                        5,980            6,005,176
  Illinois Development Finance Authority Rev. (Provena
    Health), Series A, MBIA, 5.25s, 2012                                5,900            5,822,238
  Illinois Educational Facilities Authority Rev.
    (Alexian Brothers Health Systems), FSA, 5.25s, 2013                 2,685            2,621,070
  Illinois Educational Facilities Authority Rev. (Holy
    Family Medical Center), MBIA, 5.125s, 2017                          6,975            6,474,544
  Illinois Health Facilities Authority Rev., Unrefunded
    Balance, MBIA, 5.7s, 2011                                           3,005            3,093,167
  Lancaster County, NE, Hospital Authority Rev. (Bryan
    Memorial Hospital), MBIA, 5.375s, 2017                              4,250            4,119,015
  Lauderdale County & Florence, AL, Health Care
    Authority Rev. (Coffee Health Group), MBIA,
    5.75s, 2012                                                         2,500            2,548,300
  Michigan Hospital Finance Authority Rev. (Sisters of
    Mercy Hospital), MBIA, 5.375s, 2014                                 9,000            9,039,060
  New York Dormitory Authority Rev. (Brookdale
    Hospital), AMBAC, 5.2s, 2014                                        4,915            4,806,133
  New York Dormitory Authority Rev., Secured Hospital
    (Interfaith Medical Center), AMBAC, 5.25s, 2014                     4,320            4,237,272
  New York Dormitory Authority Rev. (Wyckoff Heights
    Medical Center), AMBAC, 5.2s, 2014                                  2,500            2,444,625
  North Central, TX, Health Facility Development Corp.
    Rev. (Texas Health Resources System), MBIA,
    5s, 2017                                                            6,000            5,488,380
  North Texas Health Facilities Development Corp.
    (United Regional Health Care Systems, Inc.), MBIA,
    5s, 2014                                                            8,980            8,461,674
  Peninsula Ports Authority, VA (Whittaker Memorial),
    FHA, 8.7s, 2023                                                     1,595            1,605,368
  Pennsylvania Higher Educational Facilities (Allegheny
    Delaware Valley), MBIA, 5.3s, 2006                                  1,975            1,970,378
  Pennsylvania Higher Educational Facilities (Allegheny
    Delaware Valley), MBIA, 5.875s, 2016                                5,000            4,903,600
  Sayre, PA, Health Care Facilities Authority Rev.
    (Guthrie Healthcare Systems), AMBAC, 7s, 2011                       6,000            6,294,600
  Sierra View, CA, Local Health Care District Rev.,
    ACA, 5.25s, 2018                                                    5,000            4,632,150
  Spartanburg County, SC, Health Service District,
    Inc., MBIA, 5.125s, 2017                                            6,125            5,787,206
  Tarrant County, TX, Health Facilities Development
    Corp. (Fort Worth Osteopathic), MBIA, 6s, 2021                      6,000            6,260,340
  Tarrant County, TX, Health Facilities Development
    Corp. (Texas Health Resources), MBIA, 5.25s, 2018                   8,605            8,136,716
  Washington County, PA, Hospital Authority Rev.
    (Washington Hospital), AMBAC, 7.15s, 2017                           9,000            9,359,100
                                                                                    --------------
                                                                                    $  122,177,774
--------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 0.8%
  California Statewide Community Development Authority
    (Equity Residential), 5.2s, 2029                                 $  1,850       $    1,815,997
  California Statewide Community Development Authority
    (Irvine Apartments), 5.25s, 2025                                    3,500            3,339,350
  Colorado Housing Finance Authority, FHA, 8.3s, 2023                   4,000            4,187,240
  San Bernardino County California, Equity Residential
    Redlands A, 5.2s, 2029                                              2,000            1,963,240
                                                                                    --------------
                                                                                    $   11,305,827
--------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 1.5%
  Illinois Dedicated Tax Rev. (Civic Center), AMBAC,
    6.25s, 2011                                                      $  3,640       $    3,937,533
  Illinois Sales Tax Rev., 0s, 2009                                     8,965            5,403,923
  Illinois Sales Tax Rev., 6.5s, 2022                                   5,000            5,481,150
  Metropolitan Atlanta, GA, Rapid Transit Authority,
    6.25s, 2018                                                         4,580            4,867,853
  Territory of Virgin Islands Public Finance Authority,
    5.5s, 2022                                                          2,000            1,897,240
                                                                                    --------------
                                                                                    $   21,587,699
--------------------------------------------------------------------------------------------------
Single Family Housing Revenue - 6.0%
  Broward County Florida Housing Finance Authority,
    Refunding Series B, MBIA, 4.95s, 2032                            $  7,000       $    6,759,760
  California Housing Finance Agency Rev., Home Mortgage
    Series B, MBIA, 0s, 2029                                           10,000            2,299,600
  California Housing Finance Agency Rev., Home Mortgage
    Series F, MBIA, 0s, 2028                                            4,455              998,410
  California Housing Finance Agency Rev., Capital
    Appreciation Series D 2, 0s, 2030                                  15,675            2,987,342
  California Rural Home Mortgage Finance Authority,
    GNMA, 5.2s, 2030                                                    1,800            1,898,874
  Chicago Illinois Single Family Mortgage Rev.,
    Collateral Series A, GNMA, 6.35s, 2030                              2,200            2,328,018
  Colorado Housing Finance Authority, 7.15s, 2014                         525              565,205
  Colorado Housing Finance Authority, 6.05s, 2016                       1,250            1,300,587
  Colorado Housing Finance Authority, 6.55s, 2025                       1,125            1,195,965
  Colorado Housing Finance Authority, 7.4s, 2027                        1,510            1,622,012
  Colorado Housing Finance Authority, 6.35s, 2029                       4,500            4,668,120
  Colorado Housing Finance Authority, 6.45s, 2030                       3,500            3,662,680
  Colorado Housing Finance Authority, 6.8s, 2030                        2,200            2,351,558
  Jefferson Parish, LA, Home Mortgage Authority Rev.,
    GNMA, 6.75s, 2030                                                   1,350            1,449,670
  Lee County Florida Housing Finance Authority, Multi
    Cmty Program Series A 4, GNMA, 7s, 2031                               775              834,722
  Lubbock Texas Housing Single Family Mortgage, Program
    Series A, GNMA, 6.1s, 2030                                          3,700            3,847,852
  Maryland Community Development Administration,
    7.3s, 2025                                                          6,875            7,185,269
  Mississippi Home Corp., GNMA, 7.55s, 2027                             1,490            1,613,938
  Mississippi Home Corp., GNMA/FNMA, 5s, 2030                           4,000            4,190,160
  Mississippi Home Corp., GNMA/FNMA, 5.25s, 2031                        3,500            3,673,040
  Missouri Housing Development Commission, Mortgage
    Rev., GNMA, 6.3s, 2029                                              1,145            1,190,331
  Missouri Housing Development Commission Meeting Rev.,
    GNMA, 6.3s, 2030                                                    3,500            3,664,955
  Missouri Housing Development Commission Meeting Rev.,
    GNMA, 6.7s, 2030                                                    4,500            4,825,980
  Missouri St. Housing Development Commission Mortgage,
    Amt. Single Family Series E 1, GNMA/FNMA,
    6.45s, 2029                                                         1,000            1,058,980
  New Mexico Mortgage Finance Authority, 6.75s, 2029                    2,000            2,145,100
  New Mexico Mortgage Finance Authority, GNMA/FNMA,
    6.25s, 2030                                                         5,110            5,365,857
  New Mexico Mortgage Finance Authority, GNMA/FNMA,
    6.25s, 2030                                                         2,220            2,323,874
  Oklahoma Housing Finance Agency, 6.8s, 2026                           1,000            1,066,210
  Oklahoma Housing Finance Agency Single Family,
    Mortgage Series B 1, 6.8s, 2016                                     1,000            1,066,290
  Pima County, AZ, Industrial Development Authority,
    GNMA, 6.2s, 2030                                                    4,000            4,180,240
  Sedgwick & Shawnee Counties, KS, GNMA, 6.5s, 2022                     1,575            1,657,451
  Sedgwick & Shawnee Counties, KS, GNMA, 5.5s, 2026                     3,375            3,599,134
                                                                                    --------------
                                                                                    $   87,577,184
--------------------------------------------------------------------------------------------------
Solid Waste Revenue - 0.2%
  Northeast Maryland Waste Disposal Authority
    (Southwest County Resource Recovery), MBIA,
    7.2s, 2005                                                       $  3,000       $    3,345,690
--------------------------------------------------------------------------------------------------
Special Assesment District - 0.4%
  Chico, CA, Public Finance Authority Rev. (Southeast
    Chico Redevelopment), FGIC, 6.625s, 2021                         $  6,435       $    6,626,377
--------------------------------------------------------------------------------------------------
Student Loan Revenue - 0.2%
  Michigan Higher Education Student Loan, Refunding
    Student Loan Series XII Q, AMBAC, 5.2s, 2010                     $  2,500       $    2,455,825
--------------------------------------------------------------------------------------------------
Turnpike Revenue - 3.0%
  Florida Turnpike Authority Turnpike Rev., Department
    of Transportation, FGIC, 5.25s, 2014                             $  8,115       $    7,972,987
  New Jersey Economic Development Authority Rev.,
    Transportation Project Sublease Series A, FSA,
    6s, 2016                                                            1,325            1,369,361
  New Jersey Transport Trust Fund Authority,
    Transportation Systems, 5.625s, 2012,(S)(S)                         1,200            1,239,912
  New Jersey Transport Trust Fund Authority,
    Transportation Systems, 5.625s, 2014(S)(S)                          1,000            1,028,570
  New Jersey Transport Trust Fund Authority,
    Transportation Systems Series A, 5.625s, 2013(S)(S)                   600              616,320
  New Jersey Transportation Trust Fund Authority,
    5.25s, 2016                                                         8,500            8,275,855
  New York St. Thruway Authority Service Contract,
    Local Highway Bridge Series A 2, MBIA, 5.375s, 2016                 5,000            4,931,450
  Pocahontas Parkway Assn., VA, Toll Road Rev.,
    0s, 2012                                                            2,200            1,016,554
  Pocahontas Parkway Assn., VA, Toll Road Rev.,
    0s, 2013                                                            7,000            3,026,800
  Pocahontas Parkway Assn., VA, Toll Road Rev.,
    0s, 2014                                                            6,500            2,627,560
  Pocahontas Parkway Assn., VA, Toll Road Rev.,
    0s, 2015                                                            7,300            2,734,726
  Pocahontas Parkway Assn., VA, Toll Road Rev.,
    0s, 2016                                                            1,900              663,784
  Texas Turnpike Authority, Dallas North Thruway Rev.,
    FGIC, 5.5s, 2015                                                    4,000            3,978,280
  Texas Turnpike Authority, Dallas Thruway Rev.
    (President George Bush Turnpike), AMBAC, 5s, 2016                   4,500            4,198,410
                                                                                    --------------
                                                                                    $   43,680,569
--------------------------------------------------------------------------------------------------

Universities - 3.0%
  Clark County NV Economic Development, (Alexander
    Dawson School), 5.5s, 2020                                       $  6,000       $    5,598,600
  Massachusetts Health & Educational Facilities
    (Harvard University), 6.25s, 2020                                  17,000           18,514,870
  New York Dormitory Authority Rev. (New York
    University), MBIA, 5.75s, 2013                                      3,255            3,389,692
  New York Dormitory Authority Rev. (University of
    Rochester), MBIA, 5.25s, 2014                                       1,795            1,768,990
  New York Dormitory Authority Rev. (University of
    Rochester), MBIA, 5.25s, 2015                                       3,805            3,712,044
  Texas A & M University, Permanent University Fund,
    0s, 2007                                                            6,695            4,550,525
  Texas A & M University Rev., Financing Systems,
    5.2s, 2012                                                          3,000            2,971,260
  University of Akron OH General Receipt, FGIC,
    6s, 2015                                                            1,000            1,040,400
  West Virginia University Rev., University Systems
    West Virginia University Series A, MBIA, 5.5s, 2018                 2,160            2,149,718
                                                                                    --------------
                                                                                    $   43,696,099
--------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 0.7%
  Houston, TX, Water & Sewer Systems Rev., FGIC,
      5s, 2018                                                       $ 10,000       $    9,098,700
  Rio Rancho New Mexico Water Systems Rev., Refunding,
    AMBAC, 5s, 2013                                                     1,140            1,086,238
                                                                                    --------------
                                                                                    $   10,184,938
--------------------------------------------------------------------------------------------------
Other - 0.7%
  Orange County, CA, California Recovery Certificates,
    MBIA, 6s, 2026                                                   $  5,000       $    5,152,150
  Pittsburgh and Allegheny County Pennsylvania, Hotel
    Room, 5.25s, 2015                                                   4,000            3,867,560
  Rail Connections Inc., MA Rev., 0s, 2015                                375              133,954
  Rail Connections Inc., MA Rev., 0s, 2016                                450              149,247
  Rail Connections Inc., MA Rev., 0s, 2017                                975              300,222
                                                                                    --------------
                                                                                    $    9,603,133
--------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $1,396,449,496)                             $1,434,194,979
--------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 1.6%
--------------------------------------------------------------------------------------------------
  Capital Projects Finance Authority Florida Rev.,
    Adjusted Capital Projects Loan Program Series A,
    due 09/02/99                                                        3,100            3,100,000
  East Baton Rouge, LA, Pollution Control Rev. (Exxon
    Corp.), due 09/01/99                                                1,000            1,000,000
  Georgia Hospital Financing Authority Rev. (Hospital
    Loan Program), due 09/01/99                                           910              910,000
  Harris County, TX, Hospital Rev. (Methodist
    Hospital), due 09/01/99                                                75               75,000
  Harris County, TX, Health Facilities Development,
    Special Facilities Rev. (Texas Medical Center), due
    09/01/99                                                            5,000            5,000,000
  Harris County, TX, Industrial Development Corp.
    (Shell Oil Co.), due 09/01/99                                       9,400            9,400,000
  Illinois Educational Facilities Authority Rev.,
      University Chicago Hosps, due 09/01/99                               10               10,000
  Kansas City, MO, Industrial Development Hospital,
    due 09/01/99                                                           10               10,000
  Lehigh County Pennsylvania General Purpose Authority,
    Hospital Lehigh Vly Health Series B, due 09/01/99                   2,100            2,100,000
  New York City, NY, due 09/01/99                                          10               10,000
  Piedmont Municipal Power Agency Electric, Variable
    Refunding Series D, due 09/01/99                                      300              300,000
  Pinellas County, FL, Health Facility Authority, due
    09/01/99                                                              825              825,000
--------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at cost                                           $   22,740,000
--------------------------------------------------------------------------------------------------
Non-Floating Rate Demand Note - 0.0%
--------------------------------------------------------------------------------------------------
  Burke County, GA, Development Authority, Pollution
    Control Rev. (Georgia Power Co.), 3s, 1999,
    (Identified Cost $10,000)                                              10               10,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,419,199,496)                                 $1,456,944,979

Other Assets, Less Liabilities - 0.4%                                                    6,024,701
--------------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                 $1,462,969,680
--------------------------------------------------------------------------------------------------
  (++) Inverse floating rate security.
   ### Security segregated as collateral for an open futures contract.
(S)(S) When-issued security. At August 31, 1999, the Fund had sufficient cash and/or securities at least equal to the value of the when-issued security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
AUGUST 31, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,419,199,496)         $1,456,944,979
  Cash                                                                    61,736
  Receivable for daily variation margin on open futures
    contracts                                                             20,062
  Receivable for Fund shares sold                                        445,139
  Receivable for investments sold                                          5,000
  Interest receivable                                                 18,455,197
  Other assets                                                            22,007
                                                                  --------------
      Total assets                                                $1,475,954,120
                                                                  --------------
Liabilities:
  Distributions payable                                           $    2,605,994
  Payable for Fund shares reacquired                                   2,608,764
  Payable for investments purchased                                    1,565,925
  Payable for when-issued investments purchased                        5,783,883
  Payable to affiliates -
    Management fee                                                        48,753
    Shareholder servicing agent fee                                       11,950
    Distribution and service fee                                          10,441
    Administrative fee                                                     1,698
  Accrued expenses and other liabilities                                 347,032
                                                                  --------------
      Total liabilities                                           $   12,984,440
                                                                  --------------
Net assets                                                        $1,462,969,680
                                                                  ==============
Net assets consist of:
  Paid-in capital                                                 $1,400,727,083
  Unrealized appreciation on investments                              37,939,948
  Accumulated undistributed net realized gain on
    investments                                                       21,483,019
  Accumulated undistributed net investment income                      2,819,630
                                                                  --------------
      Total                                                       $1,462,969,680
                                                                  ==============
Shares of beneficial interest outstanding                            141,409,815
                                                                  ==============
Class A shares:
  Net asset value and redemption price per share
    (net assets of $1,384,694,933 / 133,837,084 shares of
     beneficial interest outstanding)                                $10.35
                                                                     ======
  Offering price per share (100 / 95.25)                             $10.87
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $78,274,747 / 7,572,731 shares of
     beneficial interest outstanding)                                $10.34
                                                                     ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1999
--------------------------------------------------------------------------------
Net investment income:
  Interest income                                                 $  86,676,775
                                                                  -------------
  Expenses -
    Management fee                                                $   6,186,761
    Trustees' compensation                                               79,909
    Shareholder servicing agent fee                                   1,717,758
    Distribution and service fee (Class B)                              653,959
    Administrative fee                                                  187,013
    Custodian fee                                                       375,999
    Printing                                                             53,883
    Postage                                                             105,789
    Auditing fees                                                        35,055
    Legal fees                                                           10,412
    Miscellaneous                                                       399,776
                                                                  -------------
      Total expenses                                              $   9,806,314
    Fees paid indirectly                                               (348,367)
                                                                  -------------
      Net expenses                                                $   9,457,947
                                                                  -------------
        Net investment income                                     $  77,218,828
                                                                  -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $  21,227,114
    Futures contracts                                                (1,480,805)
                                                                  -------------
      Net realized gain on investments                            $  19,746,309
                                                                  -------------
  Change in unrealized appreciation (depreciation)                         --
    Investments                                                   $(113,554,510)
    Futures contracts                                                 2,888,849
                                                                  -------------
      Net unrealized loss on investments                          $(110,665,661)
                                                                  -------------
        Net realized and unrealized loss on investments           $ (90,919,352)
                                                                  -------------
          Decrease in net assets from operations                  $ (13,700,524)
                                                                  =============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                1999               1998
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                   $    77,218,828    $    83,801,139
  Net realized gain on investments                             19,746,309         23,909,104
  Net unealized gain (loss) on investments                   (110,665,661)        22,847,429
                                                          ---------------    ---------------
    Increase (decrease) in net assets from operations     $   (13,700,524)   $   130,557,672
                                                          ---------------    ---------------
Distributions declared to shareholders -
  From net investment income (Class A)                    $   (74,017,246)   $   (81,123,493)
  From net investment income (Class B)                         (3,352,797)        (3,212,719)
  From net realized gain on investments (Class A)             (14,781,390)       (28,342,272)
  From net realized gain on investments (Class B)                (768,647)        (1,279,318)
                                                          ---------------    ---------------
    Total distributions declared to shareholders          $   (92,920,080)   $  (133,957,802)
                                                          ---------------    ---------------
Net decrease in net assets from Fund share transactions   $  (151,198,802)   $   (32,044,145)
                                                          ---------------    ---------------
      Total decrease in net assets                        $  (257,819,406)   $   (15,444,275)
Net assets:
  At beginning of period                                    1,720,789,086      1,736,233,361
                                                          ---------------    ---------------
At end of period (including accumulated undistributed
  net investment income of $2,819,630 and $4,362,625,
  respectively)                                           $ 1,462,969,680    $ 1,720,789,086
                                                          ===============    ===============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                  1999              1998             1997            1996            1995
------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $11.09            $10.99           $10.75          $10.83          $10.68
                                                     ------            ------           ------          ------          ------
Income from investment operations# -
  Net investment income                              $ 0.53            $ 0.54           $ 0.57          $ 0.59          $ 0.60
  Net realized and unrealized gain (loss) on
    investments                                       (0.64)             0.28             0.24           (0.09)           0.15
                                                     ------            ------           ------          ------          ------
    Total from investment operations                 $(0.11)           $ 0.82           $ 0.81          $ 0.50          $ 0.75
                                                     ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                         $(0.53)           $(0.54)          $(0.57)         $(0.58)         $(0.60)
  From net realized gain on investments               (0.10)            (0.18)            --              --              --
                                                     ------            ------           ------          ------          ------
    Total distributions declared to
      shareholders                                   $(0.63)           $(0.72)          $(0.57)         $(0.58)         $(0.60)
                                                     ------            ------           ------          ------          ------
Net asset value - end of period                      $10.35            $11.09           $10.99          $10.75          $10.83
                                                     ======            ======           ======          ======          ======
Total return(+)                                       (1.08)%            7.78%            7.75%           4.67%           7.31%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           0.57%             0.60%            0.60%           0.60%           0.61%
  Net investment income                                4.87%             4.90%            5.29%           5.37%           5.70%
Portfolio turnover                                       30%               79%              91%             84%             90%
Net assets at end of period (000,000 omitted)        $1,385            $1,639           $1,660          $1,798          $1,949

  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1,
    1995, the Fund's expenses are calculated without reduction for this offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                  1999              1998             1997            1996            1995
------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $11.08            $10.99           $10.74          $11.10          $10.67
                                                     ------            ------           ------          ------          ------
Income from investment operations# -
  Net investment income                              $ 0.44            $ 0.45           $ 0.48          $ 0.49          $ 0.49
  Net realized and unrealized gain (loss) on
    investments                                       (0.64)             0.28             0.25           (0.37)           0.16
                                                     ------            ------           ------          ------          ------
    Total from investment operations                 $(0.20)           $ 0.73           $ 0.73          $ 0.12          $ 0.65
                                                     ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                         $(0.44)           $(0.46)          $(0.48)         $(0.48)         $(0.49)
  From net realized gain on investments               (0.10)            (0.18)            --              --              --
                                                     ------            ------           ------          ------          ------
    Total distributions declared to
      shareholders                                   $(0.54)           $(0.64)          $(0.48)         $(0.48)         $(0.49)
                                                     ------            ------           ------          ------          ------
Net asset value - end of period                      $10.34            $11.08           $10.99          $10.74          $10.83
                                                     ======            ======           ======          ======          ======
Total return                                          (1.87)%            6.85%            6.84%           3.69%           6.35%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           1.37%             1.40%            1.46%           1.55%           1.60%
  Net investment income                                4.07%             4.10%            4.42%           4.42%           4.68%
Portfolio turnover                                       30%               79%              91%             84%             90%
Net assets at end of period (000,000 omitted)           $78               $81              $76             $71             $56

 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1,
   1995, the Fund's expenses are calculated without reduction for this offset arrangement.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Municipal Bond Fund (the Fund) is a diversified series of MFS Series Trust IV (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or security prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the Fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable each Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 1999, $1,391,780 and $295,282 were reclassified from accumulated undistributed net investment income and accumulated net realized gain on investments, respectively, to paid-in capital, due to differences between book and tax accounting for market discount on tax-exempt obligations and distributions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

  BASED ON AVERAGE NET ASSETS               BASED ON GROSS INCOME
  -------------------------------------     ---------------------------------
  First $200 million             0.220%     First $16 million           4.12%
  Next $1.8 billion              0.187%     Next $144 million           3.51%
  In excess of $2 billion        0.168%     In excess of $160 million   3.16%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $27,842 for the year ended August 31, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $211,969 for the year ended August 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan relating to Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. Except in the case of the 0.25% per annum Class B service fee paid by the Fund upon the sale of Class B shares in the first year, payment of the Class B service fee will be suspended until such date as the trustees of the trust may determine. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer. MFD received no portion of the service fee for Class B, for the year ended August 31, 1999. Fees incurred under the distribution plan during the year ended August 31, 1999, were 0.80% of average daily net assets attributable to Class B on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1999, were $17,882 , and $234,623 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $477,036,970 and $657,357,049, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $ 1,419,201,343
                                                                ---------------
Gross unrealized appreciation                                   $    61,521,897
Gross unrealized depreciation                                       (23,778,261)
                                                                ---------------
    Net unrealized appreciation                                 $    37,743,636
                                                                ===============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                       YEAR ENDED AUGUST 31, 1999               YEAR ENDED AUGUST 31, 1998
                                 --------------------------------        ---------------------------------
                                     SHARES                AMOUNT             SHARES                AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                      86,556,394       $   951,673,399        188,701,226       $ 2,080,177,975
Shares issued to
  shareholders in
  reinvestment of
  distributions                   4,967,172            54,089,815          6,076,636            66,922,592
Shares reacquired              (105,494,679)       (1,159,458,546)      (197,997,596)       (2,184,102,786)
                               ------------       ---------------       ------------       ---------------
    Net decrease                (13,971,113)      $  (153,695,332)        (3,219,734)      $   (37,002,219)
                               ============       ===============       ============       ===============

Class B Shares
                                       YEAR ENDED AUGUST 31, 1999               YEAR ENDED AUGUST 31, 1998
                           --------------------------------------   --------------------------------------
                                     SHARES                AMOUNT             SHARES                AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                       1,660,763       $    18,143,122          1,770,410       $    19,544,891
Shares issued to
  shareholders in
  reinvestment of
  distributions                     236,006             2,566,087            254,719             2,802,449
Shares reacquired                (1,676,695)          (18,212,679)        (1,576,595)          (17,389,266)
                               ------------       ---------------       ------------       ---------------
    Net increase                    220,074       $     2,496,530            448,534       $     4,958,074
                               ============       ===============       ============       ===============

(6) Line of Credit
The Fund and other affiliated funds participate in a $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1999, was $10,936. The Fund had no borrowings during the year.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Future Contracts
                                                                                               UNREALIZED
                                                                                             APPRECIATION
DESCRIPTION                                   EXPIRATION      CONTRACTS      POSITION      (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
Municipal Bond Index                      September 1999             75          Long          $(456,906)
Municipal Bond Index                      September 1999             94         Short            306,567
Municipal Bond Index                       December 1999             37          Long             40,375
U.S. Treasury Bonds                       September 1999             77         Short            281,960
U.S. Treasury Bonds                        December 1999             37         Short             22,469
                                                                                               ---------
                                                                                               $ 194,465
                                                                                               =========

At August 31, 1999, the Fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust IV and Shareholders of MFS Municipal Bond
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Bond Fund (one of the series constituting MFS Series Trust IV) as of August 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1999 and 1998, and the financial highlights for each of the years in the five-year period ended August 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Municipal Bond Fund at August 31, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 7, 1999

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY OR FORM 1099-DIV, IF APPLICABLE, REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

   THE FUND HAS DESIGNATED $10,278,482 AS A CAPITAL GAIN DIVIDEND.

--------------------------------------------------------------------------------

                     MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) MUNICIPAL BOND FUND

TRUSTEES                                               SECRETARY
Richard B. Bailey* - Private Investor; Former          Stephen E. Cavan*
Chairman and Director (until 1991), MFS
Investment Management                                  ASSISTANT SECRETARY
                                                       James R. Bordewick, Jr.*
J. Atwood Ives - Chairman and Chief Executive
Officer, Eastern Enterprises (diversified              CUSTODIAN
services company)                                      State Street Bank and Trust Company

Lawrence T. Perera - Partner, Hemenway & Barnes        AUDITORS
(attorneys)                                            Deloitte & Touche LLP

William J. Poorvu - Adjunct Professor, Harvard         INVESTOR INFORMATION
University Graduate School of Business                 For MFS stock and bond market outlooks,
Administration                                         call toll free: 1-800-637-4458
                                                       anytime from a touch-tone telephone.
Charles W. Schmidt - Private Investor
                                                       For information on MFS mutual funds, call your
Arnold D. Scott* - Senior Executive Vice               financial consultant or, for an information
President, Director, and Secretary, MFS                kit, call toll free: 1-800-637-2929 any
Investment Management                                  business day from 9 a.m. to 5 p.m. Eastern time
                                                       (or leave a message anytime).
Jeffrey L. Shames* - Chairman, Chief Executive
Officer, and Director, MFS Investment                  INVESTOR SERVICE
Management                                             MFS Service Center, Inc.
                                                       P.O. Box 2281
Elaine R. Smith - Independent Consultant               Boston, MA 02107-9906

David B. Stone - Chairman and Director, North          For general information, call toll free:
American Management Corp. (investment advisers)        1-800-225-2606 any business day from 8 a.m. to
                                                       8 p.m. Eastern time.
INVESTMENT ADVISER
Massachusetts Financial Services Company               For service to speech- or hearing-impaired,
500 Boylston Street                                    call toll free: 1-800-637-6576 any business day
Boston, MA 02116-3741                                  from 9 a.m. to 5 p.m. Eastern time. (To use
                                                       this service, your phone must be equipped with
DISTRIBUTOR                                            a Telecommunications Device for the Deaf.)
MFS Fund Distributors, Inc.
500 Boylston Street                                    For share prices, account balances, and
Boston, MA 02116-3741                                  exchanges, call toll free: 1-800-MFS-TALK
                                                       (1-800-637-8255) anytime from a touch-tone
CHAIRMAN AND PRESIDENT                                 telephone.
Jeffrey L. Shames*
                                                       WORLD WIDE WEB
PORTFOLIO MANAGER                                      www.mfs.com
Geoffrey L. Schechter*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

Affiliated with the Investment Adviser

MFS(R) MUNICIPAL BOND FUND                                          ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)1999 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                        MMB-2 10/99 46.5M 17/217